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                                                                  EXECUTION COPY

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                                SECOND AMENDMENT
                                   AND CONSENT

                          dated as of January 17, 1997

                                   Relating to

                         CERTIFICATE PURCHASE AGREEMENT

                                      among


                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                   as Seller,

                             OLYMPIC FINANCIAL LTD.
                   as Servicer and in its individual capacity,

                          THE PARTIES SIGNATORY HERETO
                                 as Purchasers,


                                       and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                           as Agent for the Purchasers


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          THIS SECOND AMENDMENT AND CONSENT dated as of January 17, 1997 (this
"AMENDMENT") Relating to the Certificate Purchase Agreement dated as of December 28, 1995 and amended as of December 20, 1996 (as amended and supplemented from time to time, the "CERTIFICATE PURCHASE AGREEMENT"), by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), OLYMPIC FINANCIAL LTD., a Minnesota corporation, as Servicer (as defined below) and in its individual capacity ("OFL"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. MORGAN DELAWARE) ("MGT"), and Olympic Receivables Finance Corp. II ("ORFC II") (each of MGT and ORFC II, a "PURCHASER" and together, the "PURCHASERS"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as agent for the benefit of the Purchasers (the "PURCHASERS' AGENT"), is by and among the parties listed above. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Certificate Purchase Agreement.

                                    RECITALS

          WHEREAS, pursuant to Section 13.01 of the Certificate Purchase Agreement, the parties to such Agreement are authorized to amend the Certificate Purchase Agreement in a written amendment signed by all parties thereto; and

          WHEREAS, pursuant to Section 2.04 of the Certificate Purchase Agreement, the parties may agree in writing to the extension of the Purchase Commitment Expiration Date; and

          WHEREAS, pursuant to Section 2.05(a) of the Certificate Purchase Agreement, the Seller may notify the Purchasers' Agent in writing of the Seller's determination to reduce the aggregate of the Purchase Commitments, such reduction to become effective in the manner provided in the Certificate Purchase Agreement; and

          WHEREAS, pursuant to Section 8.05 of the Certificate Purchase Agreement, the Seller agreed not to make any material amendment to the Sale and Servicing Agreement without the prior written consent of the Purchasers; and

          WHEREAS, pursuant to Section 9.05 of the Certificate Purchase Agreement, OFL agreed not to make any material amendment to the Sale and Servicing Agreement or the Purchase Agreement without the prior written consent of the Purchasers; and

          WHEREAS, the parties to the Certificate Purchase Agreement desire to further amend the Certificate Purchase Agreement to, among other things, change certain of the Incremental Purchase Conditions, add certain covenants and change certain rates and fees; and

          WHEREAS, the parties to the Certificate Purchase Agreement desire to extend the Purchase Commitment Expiration Date by amending the related definition in the Certificate Purchase Agreement; and





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          WHEREAS, MGT and the Purchasers' Agent desire to accept this Amendment as the Seller's notice of reduction of the aggregate Purchase Commitments; and

          WHEREAS, due to the reduction of the Purchase Commitments, the Purchase Commitments will be affected as evidenced herein; and

          WHEREAS, the Purchasers and the Purchasers' Agent desire to consent to amendment of the Sale and Servicing Agreement and the Purchase Agreement.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Amendment agree as follows:

          SECTION 1.  NEW DEFINITIONS.  The following new
definitions are hereby added to Section 1.01 of the Certificate
Purchase Agreement:

          "CAPITAL BASE" shall mean, at any date, OFL's Tangible
      Net Worth at such date.

          "CAPITAL BASE PROCEEDS," for any period, shall mean the proceeds received by OFL from any sale of equity securities during such period (net of direct, out-of-pocket expenses incurred in connection with such sale).

          "CHANGE OF CONTROL" shall mean the occurrence of any of the following with respect to OFL:

          (a) (i) a majority of the directors of OFL shall be Persons other than Persons (x) for whose election proxies shall have been solicited by the board of directors of OFL or (y) who are then serving as directors appointed by the board of directors to fill vacancies on the board of directors caused by death or resignation (but not by removal) or to fill newly-created directorships or (ii) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
     Act) of 50% or more in voting power of the outstanding voting stock of OFL; or

          (b) OFL shall fail to own, directly or indirectly, 100% of the outstanding capital stock of ORFC II.

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting

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     profession), which are applicable to
     the circumstances as of the date of any determination.

          "NET INCOME" shall mean, for any period, OFL's after-tax net income for such period determined in accordance with GAAP but after deduction of dividend payments on OFL's Cumulative Convertible Exchangeable Preferred Stock (as described in OFL's Amendment No. 3 to Form S-1 Registration Statement dated November 22, 1993).

          "NET WORTH" shall mean the total of all assets appearing on OFL's balance sheet after deducting all proper reserves (including reserves for depreciation, obsolescence and amortization) minus all liabilities of OFL, in each case determined in accordance with GAAP.

          "PERMITTED ACQUISITION" shall mean the acquisition by OFL or any of its subsidiaries of any Person that is a going concern that satisfies the conditions specified in that certain Credit Agreement dated as of July 11, 1996, among OFL, the several institutions party thereto, Bank of America National Trust and Savings Association, as agent and First Bank National Association, as co-manager.

          "TANGIBLE NET WORTH" shall mean, at any time, OFL's Net Worth at such time, excluding the value of goodwill (other than goodwill arising from a Permitted Acquisition), trademarks, trade names, copyrights, patents, licenses and similar intangibles but specifically including, all of OFL's Finance Income Receivables (calculated in a manner consistent with OFL's audited consolidated balance sheet as of December 31, 1995) as at such time.

          SECTION 2. INCREASE IN EURODOLLAR RATE UNDER CERTAIN CIRCUMSTANCES. The parties hereto agree to increase the Eurodollar Rate if and for so long as any Warehousing Period (as defined in the Sale and Servicing Agreement) exceeds 90 days and accordingly the definition of "Eurodollar Rate" in Section 1.01 of the Certificate Purchase Agreement is hereby amended to read as follows:

          "EURODOLLAR RATE" shall mean, with respect to any Certificate Funding Period, a rate per annum equal to Adjusted LIBOR for such Certificate Funding Period plus either (i) 0.55% of one percent per annum or (ii) if and for so long as any Warehousing Period exceeds 90 days, 0.80% of one percent per annum. Each determination of the Eurodollar Rate shall be calculated on the basis of actual days elapsed and a year of 360 days.

          SECTION 3. EXTENSION AND AMENDMENT OF PURCHASE COMMITMENT EXPIRATION DATE. The parties hereto agree to extend the Purchase Commitment Expiration Date and to amend such definition. The definition of "Purchase Commitment Expiration

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Date" in Section 1.01 of the Certificate Purchase Agreement is hereby amended to read as follows:

          "PURCHASE COMMITMENT EXPIRATION DATE" means the earliest of
     (i) December 19, 1997, (ii) June 30, 1997, but only if any Purchaser, in its sole and absolute discretion, determines to terminate its Purchase Commitment hereunder and so notifies the Seller, OFL and the Purchasers' Agent in writing on or before May 30, 1997 and such terminating Purchaser's Purchase Commitment is not accepted by another existing or new Purchaser or Purchasers, (iii) the date on which an event which causes or might cause a Certificate Purchase Termination Event occurs, and (iv) the date on which a Securitized Offering occurs; provided that the Purchase Commitment Expiration Date may be extended from time to time in accordance with
     Section 2.04 hereof.

          SECTION 4.  ADDITIONAL INCREMENTAL PURCHASE CONDITIONS.  (a) Clause
(ii) of Section 2.03(a) of the Certificate Purchase Agreement is hereby amended to read as follows:

          (ii) The Purchasers' Agent shall have received a completed Notice of Incremental Purchase by 2:00 p.m., New York City time, on the third LIBOR Business Day before such Incremental Purchase Date (if any such Notice is received after 2:00 p.m., the related Incremental Purchase shall occur on the fourth LIBOR Business Day following such receipt);

          (b) Clause (vi) of Section 2.03(a) is hereby amended to include a reference to the Certificate Purchase Agreement and now reads as follows:

          (vi) The Seller, the Owner Trustee, the General Partner, OFL and ORFC II shall be in compliance with all of their respective covenants contained in the Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement, each Assignment Agreement, each Transfer Agreement, the Indenture and this Certificate Purchase Agreement;

          SECTION 5. CHANGE IN AMOUNT OF INCREMENTAL PURCHASE. Section 2.03(b) of the Certificate Purchase Agreement is hereby amended to require that each Incremental Purchase be made in the amount of the aggregate unused Purchase Commitments under the Certificate Purchase Agreement and now reads as follows:

          (b) Each Incremental Purchase shall be requested in the amount equal to the aggregate of the unused Purchase Commitments hereunder and the initial Funding Rate on the Investor Certificates purchased on each such Incremental Purchase Date shall be based on the Euro-Dollar Rate.

          SECTION 6. DECREASE IN PURCHASE COMMITMENTS. In accordance with the provisions of Section 2.05(a) of the Certificate Purchase Agreement, the Purchasers and the

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Purchasers' Agent acknowledge notice of the reduction in the aggregate of the Purchase Commitments from $29,700,000 to $22,275,000.
Following such reduction, the Purchasers' Purchase Percentage will remain unchanged, and the Purchase Commitments will be revised proportionately. The Purchasers will evidence their respective Purchase Commitments and Purchase Percentages by executing signature pages to this Amendment. Such signature pages shall supersede the signature pages to the Certificate Purchase Agreement, and from and after the date of this Amendment, all references to the signature pages of the Certificate Purchase Agreement shall refer to the signature pages to this Amendment.

          SECTION 7. ADDITION OF CERTIFICATE PURCHASE TERMINATION EVENT. The following event is added as a new clause (g) to Section 2.07 of the Certificate Purchase Agreement as an additional "Certificate Purchase Termination Event":

          (g) a Change of Control shall have occurred without the consent of the Purchasers' Agent.

          SECTION 8. ADDITIONAL OFL COVENANTS. The following new OFL covenant is added as new Section 9.06 to the Certificate Purchase Agreement and reads as follows:

          SECTION 9.06.  MINIMUM CAPITAL BASE.

          (a) OFL will not permit its consolidated Capital Base, on the last day of its fiscal year, to be less than the sum of (i) its consolidated Capital Base on the last day of the immediately preceding fiscal year, PLUS (ii) to the extent Net Income for such fiscal year is greater than zero, Net Income for such fiscal year PLUS (iii) Capital Base Proceeds for such fiscal year.

          (b) OFL will not permit its consolidated Capital Base, on the last day of any fiscal quarter other than the last day of its fiscal year, to be less than the sum (i) 95% of its consolidated Capital Base on the last day of the immediately preceding fiscal year PLUS (ii) Capital Base Proceeds since the last day of the immediately preceding fiscal year.

          SECTION 9. INCREASE IN PURCHASE AVAILABILITY FEE UNDER CERTAIN CIRCUMSTANCES. The parties hereto agree to increase the Purchase Availability Fee if and for so long as any Warehousing Period (as defined in the Sale and Servicing Agreement) exceeds 90 days and accordingly, Section 10.02(b) of the Certificate Purchase Agreement is amended to read as follows:

          (b) OFL shall pay to each Purchaser a Purchase Availability Fee, payable quarterly in arrears, on the last day of each calendar quarter during the period such Purchaser has a Purchase Commitment under this Certificate Purchase Agreement and on the Purchase Commitment Expiration

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     Date, as the same may be extended from time to time.  The Purchase
     Availability Fee for each Purchaser shall be a per annum fee equal to such Purchaser's average daily unused Purchase Commitment multiplied by either
     (i) .35% per annum or (ii) if and for so long as any Warehousing Period exceeds 90 days, .45% per annum.

          SECTION 10. AMENDMENT TO NOTICE OF INCREMENTAL PURCHASE. The Notice of Incremental Purchase, included as Exhibit C to the Certificate Purchase Agreement, is hereby amended and now reads as set forth in the Exhibit C attached to this Amendment.

          SECTION 11. CONSENT TO AMENDMENT TO SALE AND SERVICING AGREEMENT AND PURCHASE AGREEMENT. The Purchasers hereby consent, pursuant to Section 8.05 and
9.05 of the Certificate Purchase Agreement, to the Amendment No. 3 to Sale and Servicing Agreement and Amendment No. 3 to Receivables Purchase Agreement, each of even date herewith, substantially in the forms attached hereto as Appendices A and B.

          SECTION 12. CERTIFICATE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED AND SUPPLEMENTED. Except as specifically stated herein, all of the terms and conditions of the Certificate Purchase Agreement shall remain in full force and effect. All references to the Certificate Purchase Agreement in any other document or instrument shall be deemed to mean the Certificate Purchase Agreement, as amended and supplemented by this Amendment. This Amendment shall not constitute a novation of the Certificate Purchase Agreement, but shall constitute an amendment and supplement thereto. The parties hereto agree to be bound by the terms and obligations of the Certificate Purchase Agreement, as supplemented by this Amendment, as though the terms and obligations of the Certificate Purchase Agreement were set forth herein.

          SECTION 13. EFFECTIVENESS. This Amendment shall become effective as of January 17, 1997 upon receipt by the Purchasers' Agent of (i) counterparts of this Amendment, duly executed by each of the parties hereto, (ii) notice that the conditions to effectiveness of the First Amendment and Consent Relating to Note Purchase Agreement dated the date hereof have been satisfied and
(iii) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 14. PRIOR UNDERSTANDINGS. This Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 15. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

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          SECTION 16.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  OLYMPIC AUTOMOBILE RECEIVABLES
                                    WAREHOUSE TRUST
                                    as Seller
                                  By:   Wilmington Trust Company, as Owner
                                        Trustee


                                  By:/s/ illegible
                                     ----------------------------
                                     Name: Authorized Officer


                                  OLYMPIC FINANCIAL LTD., as
                                    Servicer and in its
                                    individual capacity


                                  By:/s/ Michael J. Sherman
                                     ----------------------------
                                     Name: Michael J. Sherman
                                     Title:  Treasurer


                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, as a
                                    Purchaser


Purchase                          By:/s/ Richard A. Burke
  Commitment: $11,137,500            ----------------------------
Purchase Percentage: 50%             Name: Richard A. Burke
                                     Title: Vice President

                                  OLYMPIC RECEIVABLES FINANCE
                                    CORP. II, as a Purchaser


Purchase                          By:/s/ John A. Witham
  Commitment: $11,137,500            ----------------------------
Purchase Percentage: 50%             Name: John A. Witham
                                     Title: Senior Vice President
                                            & Chief Financial Officer

                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK,
                                    as Purchasers' Agent


                                  By:/s/ Richard A. Burke
                                     ----------------------------
                                     Name: Richard A. Burke
                                     Title: Vice President


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                                                                      EXHIBIT C
                                                                 to Certificate
                                                             Purchase Agreement

                                Form of Notice of
                  Incremental Purchase or Repayment/Redemption

                 Olympic Automobile Receivables Warehouse Trust
                          Variable Funding Certificates

A.  Proposed Incremental Purchase or
    Repayment/Redemption Date:  __________

B.  Certificate Balance of Investor Certificates
    (prior to giving effect to Incremental
    Purchase or Repayment/Redemption, as
    applicable, on date hereof)                                     $__________

C.  Amount of requested Incremental Purchase
    (amount of remaining aggregate Purchase
    Commitments)                                                    $__________

D.  Repayment/Redemption Amount                                     $__________

E.  Certificate Balance of Investor Certificates
    (after giving effect to Incremental Purchase
    or Repayment/Redemption, as applicable, on
    date hereof)                                                    $__________

F.  Facility Limit                                                  $__________

G.  Remaining Facility Limit                                        $__________

H. Calculations (after giving effect to the conveyance of Receivables on the related
    Transfer Date)

      1.  The aggregate Principal Balance of
    Receivables with original maturities from 73
    to 84 months divided by the aggregate of the
    Principal Balances of all Receivables (maximum
    of 7.5%)                                                        __________%

      2.  The aggregate Principal Balance of
    Receivables attributable to loans originated
    under OFL's "Classic" program divided by the
    aggregate of the Principal Balances of all
    Receivables (maximum of 55%)                                    __________%

      3.  The aggregate Principal Balance of
    Receivables attributable to loans defined by
    OFL as "Financed Repossessions" divided by the
    aggregate of the Principal Balances of all
    Receivables (maximum of 3.0%)                                   __________%

     4.  Weighted Average Coupon of Receivables                     __________%

     5.  Weighted Average Maturity of Receivables                   __________%

I. Certifications (applicable only with respect to an Incremental Purchase)

     1. The information relating to the Receivables to be purchased by Olympic Automobile Receivables Warehouse Trust (the "Trust") and pledged to Norwest Bank Minnesota, National Association, as trustee (the "Indenture Trustee") under the Indenture dated as of December 28, 1995, as amended (the "Indenture"), is true and correct.

     2. The representations and warranties of Olympic Financial Ltd. ("OFL") in the Sale and Servicing Agreement dated as of December 28, 1995, as amended (the "Sale and Servicing Agreement"), among the Trust, Olympic Receivables Financial Corp. ("ORFC II"), OFL, in its individual capacity and as servicer of the Receivables, and Norwest Bank Minnesota, National Association, the Receivables Purchase Agreement dated December 28, 1995, as amended, by and between OFL and ORFC II and the Certificate Purchase Agreement dated as of December 28, 1995, as amended (the "Certificate Purchase Agreement"), by and among the Trust, OFL, in its individual capacity and as servicer of the Receivables, the financial institutions which executed signature pages thereto and Morgan Guaranty Trust Company of New York are true and correct in all material respects as of the date hereof.

     3.  The representations of the Trust in the Certificate
   Purchase Agreement are true and correct in all material respects as of the date hereof.

     4. The representations of ORFC II in the Sale and Servicing Agreement are true and correct in all material respects as of the date hereof.

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     5.  The Incremental Purchase Conditions specified in
   Section 2.03(a) of the Certificate Purchase Agreement have been satisfied and/or will be satisfied as of the applicable Incremental Purchase Date.


                                  OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                  By:   Wilmington Trust Company, as Owner
                                        Trustee


                                  By: ________________________
                                        Authorized Officer


                                  OLYMPIC FINANCIAL LTD.


                                  By: ________________________
                                        Authorized Officer

Date: ____________________


                                          C-3